UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 8, 2007

AFFINIA GROUP INTERMEDIATE HOLDINGS INC.
AFFINIA GROUP INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	333-128166-10 333-128166 (Commission File Number)	34-2022081 20-1483322 (IRS Employer Identification No.)

1101 Technology Drive, Ann Arbor, Michigan (Address of principal executive offices)		48108 (Zip Code)

(734) 827-5400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The following information is provided pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.”

Item 2.02 – Results of Operations and Financial Condition.

On August 8, 2007, Affinia Group Inc. issued a press release describing its sales and earnings results for the second quarter of 2007. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release of Affinia Group Inc. issued August 8, 2007, furnished herewith, describing its sales and earnings results for the second quarter of 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Affinia Group Intermediate Holdings Inc. Affinia Group Inc.
Date: August 9, 2007	By:	/s/ Steven E. Keller
Name: Steven E. Keller Title: General Counsel

EXHIBIT INDEX

99.1	Press release issued August 8, 2007, furnished herewith.